UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number (811-05037)

Professionally Managed Portfolios
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Elaine E. Richards
Professionally Managed Portfolios
c/o U.S. Bank Global Fund Services
2020 E. Financial Way, Ste. 100
Glendora, CA 91741
(Name and address of agent for service)

(626) 914-7363
Registrant's telephone number, including area code

Date of fiscal year end: August 31

Date of reporting period:  February 29, 2020

Item 1. Report to Stockholders.

Invest selectively

VILLX & VLEQX

SEMI-ANNUAL REPORT – FEBRUARY 29, 2020

Important Notice: The U.S. Securities and Exchange Commission will permit funds to make shareholder reports available electronically beginning January 1, 2021. Accordingly, paper copies will no longer be mailed. Instead, at that time, Villere Funds will send a notice, either by mail or e-mail, each time your fund’s updated report is available on our website (villere.com/mutual-funds). Investors enrolled in electronic delivery will receive the notice by e-mail, with links to the updated report and don’t need to take any action. Investors who are not enrolled in electronic delivery by January 1, 2021 will receive the notice in the mail. All investors who prefer to receive shareholder reports in a printed format may, at any time, choose that option free of charge by calling 1.866.209.1129.

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Table of Contents

A Message to Our Shareholders	2
Sector Allocations	9
Schedules of Investments	10
Statements of Assets and Liabilities	15
Statements of Operations	16
Statements of Changes in Net Assets	17
Financial Highlights	19
Notes to Financial Statements	21
Expense Examples	32
Additional Information	34
Privacy Notice	Inside Back Cover

Villere Funds

February 29, 2020

To Our Fellow Shareholders:

The stock market was very volatile going into the six-month reporting period starting in September 2019 as concerns about a slowing economy, a potential recession, the trade war, and an inverted yield curve all added to the weak stock market in August. In September and October, the Federal Reserve (the “Fed”) cut interest rates for the second and third time in 2019 in an effort to boost the economy as the trade war and a global slowdown threatened to drag the U.S. economy into a recession. President Trump announced in December that the U.S. had reached a “phase one” trade deal with China, with tariffs postponed or reduced, and negotiations would continue in 2020. The Fed also started to buy securities again in October, adding about $60 billion into the financial markets every month.

The Fed easing was a positive backdrop for equities. As conditions improved, the inverted yield curve turned flat by the end of the year. Historically, an inverted yield curve, where the interest rates on short-term bonds are higher than the interest rates paid by long-term bonds, has signaled a recession. The stock market finished 2019 with large gains for the year, and its upward movement continued in 2020.

However, during the week ending February 29th, the stock market went from a record high to a market correction, defined as a 10-20% pullback from the most recent highs. The sell-off was fueled by concerns that efforts to contain the coronavirus disease 2019 (COVID-19) will slow economic growth and consumer spending, as well as cut corporate profits. A combination of profit-taking by investors, a flight to quality, and protective sell orders by automated computer algorithms (program trading) drove the market sharply lower very quickly. The Dow Jones Industrial Average fell 12.4%, the S&P 500® Total Return Index (the “S&P 500®”) lost 11.5%, and the NASDAQ decreased 10.5%, representing their worst weekly drop since 2008.  The flight to quality as investors sold riskier investments caused bond prices to climb, pushing the yield on the 10-year Treasury note to 1.13%, the lowest level on record.

Shares of smaller companies, like those we focus on, sharply underperformed larger stocks during the six-month period ended February 29, 2020. Large-cap stocks often outperform when investors get nervous. The large-cap S&P 500® also has a greater exposure, and top-heavy concentration, to the technology sector, which was the best performing sector. Bond prices, which move in the opposite direction from yields, rallied as the Fed lowered rates, and bonds outperformed stocks during the reporting period.

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Villere Balanced Fund Results

The Villere Balanced Fund (“Balanced Fund”) gained 1.60% during the six-month period ended February 29, 2020. In comparison, the Balanced Fund’s benchmark – the Lipper Balanced Funds Index (“Lipper”) – rose 1.94%. The Balanced Fund’s slight underperformance for the period was mainly due to investors’ bias for large company stocks, as well as our significant cash balance. Most peers in the balanced fund category invest primarily in large-cap stocks versus Villere’s bias toward small- and mid-sized companies.

At Villere & Co., we are long-term investors and it is worth noting that the Balanced Fund’s annualized 10-year and since inception returns were 8.78% and 7.35%, respectively, significantly outpacing the long-term results of the Lipper benchmark.

					Since
Average Annual Total Returns					Inception
for Periods Ending 2/29/20	6 Mos.*	1 Year	5 Years	10 Years	9/30/99
Balanced Fund	1.60%	1.41%	2.99%	8.78%	7.35%
S&P 500® Total
Return Index	1.92%	8.19%	9.23%	12.65%	6.20%
Lipper Balanced
Funds Index	1.94%	7.10%	5.41%	7.68%	5.46%
Bloomberg Barclays
Capital Intermediate
Government/Credit
Bond Index	2.86%	8.81%	2.95%	3.16%	4.53%

* Returns are not annualized.

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Balanced Fund may be lower or higher than the performance quoted.  Current performance data for the most recent month end may be obtained by visiting www.villere.com.  As of the most recent prospectus, the gross expense ratio for the Balanced Fund was 1.00%. See the Financial Highlights in this report for the most current expense ratios.

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Villere Equity Fund Results

The Villere Equity Fund (“Equity Fund”) gained 1.37% during the 6-month period ended February 29, 2020. In comparison, the Equity Fund’s benchmarks – the Lipper Mid-Cap Growth Funds Index and the S&P 500® – rose 0.76% and 1.92%, respectively, during the period. Stock selection helped the Equity Fund outperform its Lipper peers. The Fund also had more cash than normal due to high stock prices and to help reduce volatility.

				Since
Average Annual Total Returns				Inception
for Periods Ending 2/29/20	6 Mos.*	1 Year	5 Year	5/31/13
Equity Fund	1.37%	0.43%	1.85%	3.13%
Lipper Mid-Cap Growth Funds Index	0.76%	8.51%	9.29%	11.46%
S&P 500® Total Return Index	1.92%	8.19%	9.23%	11.47%

* Returns are not annualized.

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Equity Fund may be lower or higher than the performance quoted.  Current performance data for the most recent month end may be obtained by visiting www.villere.com.  As of the most recent prospectus, the gross expense ratio for the Villere Equity Fund was 1.25%. See the Financial Highlights in this report for the most current expense ratios. The Fund imposes a 2.00% redemption fee on shares held for less than 60 days.

Inside the Portfolios – Equities

Active management, individual company research, and stock selection continue to be central to our process and strategy. Top contributors to performance for both Funds during the six-month reporting period ended February 29, 2020 included eHealth, Inc. (“eHealth”), Leggett & Platt, Inc. (“Leggett & Platt”), LKQ Corp. (“LKQ”), and 3D Systems Corp. (“3D Systems”).

eHealth is a leading online health insurance platform that simplifies the process for consumers to compare and shop for private health insurance plans. eHealth offers more than 10,000 plans from over 180 companies, including many of the nation’s leading health insurance companies. The company primarily provides plans related to Medicare, with an opportunity to capitalize on the large number of Americans turning 65 every day and the growth in Medicare Advantage. eHealth’s stock gained 94.3% since we bought the shares in October 2019. The company reported earnings that significantly

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exceeded expectations, increased its forward guidance, and showed solid subscriber growth.

Leggett & Platt is a diversified manufacturer that designs and produces various engineered components and products that can be found in most homes and automobiles. Before we sold the stock in October, the stock was up 47.3% in 2019. The gain was fueled by higher than expected earnings, accelerating free cash flow, a positive acquisition, and a dividend payout that has been consistently increasing over time. We sold the stock due to its premium valuation after the strong run.

LKQ is a U.S.-based provider of alternative and specialty parts to repair and accessorize automobiles and other vehicles. The stock gained 12.6% during the six-month reporting period, aided by news in September 2019 that an activist investment firm had purchased a 5.2% stake in the company. We believe LKQ is well positioned as the industry continues to grow and insurance companies compete on price and need to be cost effective on claims expenses. One of the easiest ways to do this is to use alternative parts when appropriate. As the largest player in a fragmented industry, LKQ enjoys economies of scale and parts availability that competitors cannot match and can often provide savings of 50% or more compared to original equipment-manufacturers.

Detractors from performance this reporting period for both Funds included Howard Hughes, Corp. (“Howard Hughes”), Ebix, Inc. (“Ebix”), and Euronet Worldwide, Inc. (“Euronet”).

Howard Hughes owns, manages and develops commercial, residential and mixed-use real estate throughout the U.S. The stock declined 14.6% during the six-month reporting period ended February 29, 2020, falling along with the market sell-off during the last week of February. Prior to the beginning of the reporting period, the stock had risen more than 30% on the news that the company was considering a number of potential strategic alternatives to maximize shareholder value. In October, Howard Hughes said it will undergo a large cost-cutting plan that includes shedding about $2 billion of non-core assets and changing its leadership structure.

Ebix is a provider of software and e-commerce solutions and services to the insurance, finance, and healthcare industries. Ebix was down 24.8% during the six-month reporting period. While Ebix’s revenue and profitability have declined some in the developed markets, the company is growing in the emerging markets of Asia where the demand for enterprise solutions and infrastructure is increasing rapidly. Ebix reported record quarterly results in November. At the current valuation, we believe there is upside potential for

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Ebix, particularly from the Indian IPO of EbixCash, which we expect in 2020. We are keeping a close eye on the company and management team.

Euronet Worldwide is an industry leader in providing secure electronic financial transaction solutions. The company operates one of the largest independent automated teller machine (ATM) networks in Europe, is the world’s largest processor of prepaid mobile airtime, and is the third-largest global money transfer company. The stock fell 19% in the six-month period ended February 29, 2020, with the decline coming during the market downturn in February. Euronet reported strong quarterly earnings in February that exceeded Wall Street expectations. Euronet entered into a strategic collaboration with Visa to enhance growth of Fintech companies in the Asia Pacific region. With more products and services, and new geographic options available, we believe Euronet is well-positioned to continue its strong growth rate going forward.

We purchased eHealth in both Funds in late 2019 boosting our exposure to the healthcare sector. We also bought Eldorado Resorts, Inc. and OneSpaWorld Holdings, Inc. The latter two purchases were, in hindsight, poorly timed as COVID-19 was devastating to the gaming and cruise industries.

In the Balanced Fund, we sold our positions in Leggett & Platt, Axon Enterprise, Inc. (“Axon”), Abiomed, Inc. (“Abiomed”), and 2U, Inc. (“2U”).

In the Equity Fund, we sold our positions in Leggett & Platt and 2U, and trimmed our position in Axon. We added to Euronet and Abiomed on pullbacks in those stocks.

Asset Allocation – Villere Balanced Fund

The asset allocation in the Fund was 74.7% in stocks, 21.3% in bonds, and 4.0% in cash at the end of February. A low interest rate environment tends to favor stocks over bonds. The 10-year Treasury at 1.13% as of the end of February is relatively unattractive considering a higher yield on the S&P 500® at around 1.75%. Most of our holdings are in the portfolios for the potential to generate capital appreciation, however, we hold some income-oriented stocks in an effort to boost the portfolio yield.

We use the fixed income allocation mainly to balance the risk in the Fund. The fixed income component usually ranges from 20-30% of assets, depending on market conditions. We are currently at the low end of that range as we find current bond yields relatively unappealing. The asset allocation is generally a byproduct of the valuations we see on the equity side through our bottom up research efforts. If we believe the market is rich and it is hard to find reasonably priced stocks, we can increase the fixed income and cash

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components. Since we mainly use the fixed income component for potential income and stability, we have kept duration short in an effort to reduce risk. We held more cash than we typically do for most of the reporting period as the stock market reached record levels and valuations were high.

Strategy & Outlook

Before the market close on February 28th, Federal Reserve Chairman Jerome Powell tried to calm U.S. financial markets while acknowledging their fears: “The fundamentals of the U.S. economy remain strong. However, the coronavirus poses evolving risks to economic activity,” Powell said. “The Fed is closely monitoring developments and their implications for the economic outlook. We will use our tools and act as appropriate to support the economy.”

As a result, the market anticipates major responses from global central banks, including multiple interest rate cuts by the Fed, to stimulate growth and shield the global economy from the effects of the outbreak. U.S. interest rates are at a low level by historical standards, but higher than the rates in much of the rest of the world.

We believe the market will likely be very volatile in the near-term as the news headlines contradictingly suggest that the spread of COVID-19 is under control or shows little signs of improving.

2019 pushed the market to record highs and stretched valuations, and we approached the market cautiously going into 2020. We have held a larger cash position than normal as we were looking for dips in the market to buy new companies or add to existing holdings at more reasonable prices.  Our focus is on individual companies, and this market correction may present select opportunities from which we hope to take advantage.

We recognize that market volatility is unsettling. Thank you for your continued support and confidence in the Villere Funds.

Sincerely,

St. Denis J. Villere II	George V. Young

St. Denis J. Villere III	Lamar G. Villere, CFA

Villere Funds

Footnotes:

The opinions expressed above are those of Villere & Co. and are subject to change, are not guaranteed and should not be considered recommendations to buy or sell any security.

Please refer to the Schedules of Investments in the report for more complete information regarding Fund holdings. Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.

Any tax or legal information provided is merely a summary of our understanding and interpretation of some of the current income tax regulations and is not exhaustive. Investors must consult their tax advisor or legal counsel for advice and information concerning their situation. Neither the Funds nor any of its representatives may give legal or tax advice.

The Dow Jones Industrial Average Index is an unmanaged index comprised of 30 large, publicly owned companies based in the United States commonly used to measure the performance of U.S. stocks.

NASDAQ Composite Index is a market value-weighted index of all domestic and international common stocks listed on the NASDAQ Stock Market.

The Lipper Balanced Funds Index is an equally weighted performance index of the largest qualifying funds in the Lipper category. The Lipper Mid-Cap Growth Funds Index invest in at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) below Lipper’s large-cap floor. These indices are unmanaged and returns include reinvested dividends. The S&P 500® Total Return Index is an unmanaged index that is widely regarded as the standard for measuring large-cap U.S. stock market performance. The Bloomberg Barclays Capital Intermediate Government/Credit Bond Index measures the performance of the U.S. dollar-denominated U.S. Treasuries, government-related and investment-grade credit securities that have a remaining maturity of greater than or equal to 1 year or less than 10 years.

Duration is a measure of the sensitivity of the price of a fixed-income investment to a change in interest rates. It is expressed as a number of years.

Free cash flow is a measure of financial performance calculated as operating cash flow minus capital expenditures.

It is not possible to invest directly in an index.

Mutual fund investing involves risk; loss of principal is possible. Investments in smaller and medium sized companies involve additional risks such as limited liquidity and greater volatility.  The Balanced Fund will invest in debt securities. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities.  Investments in lower rated and non-rated securities present a great risk of loss to principal and interest than higher rated securities. The Equity Fund may invest in foreign securities.  Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets. The Equity Fund’s ability to invest in initial public offerings (IPOs) involves a higher degree of risk than more seasoned companies.

Past performance is not indicative of future results.

While the Funds are no-load, advisory & other expenses still apply. Please refer to the Prospectus for more information.

Must be preceded or accompanied by a current prospectus.

The Funds are distributed by Quasar Distributors, LLC.

Villere Funds

SECTOR ALLOCATIONS at February 29, 2020 (Unaudited)

Balanced Fund

Sector	Percent of Net Assets

General Manufacturing	18.2%
Finance	15.2%
Insurance	12.9%
Health Care Equipment Manufacturing	12.6%
Food Manufacturing	6.2%
Professional, Scientific & Technical Services	6.1%
Mining	5.1%
Wholesale Trade	4.9%
Transportation & Warehousing	4.9%
Money Market Funds[1]	4.7%
Real Estate, Rental & Leasing	4.5%
Computer & Electronic Products	3.6%
Amusement & Recreation	1.0%
Administrative Support Waste Management	0.5%
General Merchandise Store	0.3%
Liabilities in Excess of Other Assets	(0.7)%
Total	100.0%

Equity Fund

Sector	Percent of Net Assets

Money Market Funds[1]	17.6%
Finance	16.7%
General Manufacturing	14.4%
Health Care Equipment Manufacturing	13.7%
Professional, Scientific & Technical Services	11.5%
Insurance	9.2%
Transportation & Warehousing	5.1%
Computer & Electronic Products	4.2%
Wholesale Trade	3.9%
Real Estate, Rental & Leasing	3.8%
Amusement & Recreation	1.9%
Liabilities in Excess of Other Assets	(2.0)%
Total	100.0%

[1]	Includes short-term investments and investments purchased with cash proceeds from securities lending.

Balanced Fund

SCHEDULE OF INVESTMENTS at February 29, 2020 (Unaudited)

Shares		Value
COMMON STOCKS: 73.3%

Amusement, Gambling &
Recreation Industries: 1.0%
171,990	OneSpaWorld
	Holdings Ltd.	$2,101,718

Computer & Electronic
Product Manufacturing: 7.9%
379,380	ON Semiconductor
	Corp.[1]	7,079,231
26,410	Roper
	Technologies,
	Inc.	9,288,397
		16,367,628
Credit Intermediation: 15.1%
47,410	Euronet
	Worldwide, Inc.[1]	5,880,736
314,086	First Hawaiian,
	Inc.	7,522,360
753,704	Kearny Financial
	Corp.	8,222,911
53,320	Visa, Inc. –
	Class A	9,691,443
		31,317,450
Health Care Equipment
Manufacturing: 9.7%
66,970	STERIS PLC	10,622,781
28,130	Teleflex, Inc.	9,424,113
		20,046,894
Insurance Carriers &
Related Activities: 12.4%
120,290	eHealth, Inc.[1]	14,116,031
158,900	The Progressive
	Corp.	11,625,124
		25,741,155
Machinery: 2.2%
486,320	3D Systems
	Corp.[1,2]	4,454,691

Merchant Wholesalers &
Durable Goods: 4.4%
305,900	LKQ Corp.[1]	9,048,522

Nursing & Residential
Care Facilities: 2.9%
121,100	Eldorado
	Resorts, Inc.[1]	6,076,798

Professional, Scientific &
Technical Services: 2.2%
170,320	Ebix, Inc.[2]	4,503,261

Real Estate: 4.5%
85,552	The Howard
	Hughes Corp.[1]	9,229,350

Sporting & Recreation
Goods: 6.1%
59,367	Pool Corp.	12,524,062

Transportation Equipment
Manufacturing: 4.9%
74,790	WABCO
	Holdings, Inc.[1]	10,104,129

TOTAL COMMON STOCKS
(Cost $126,535,536)		151,515,658

PREFERRED STOCKS: 1.4%

Professional, Scientific &
Technical Services: 1.4%
47,800	B. Riley
	Financial, Inc.,
	6.750%	1,144,332
72,000	6.500%	1,730,880
		2,875,212
TOTAL PREFERRED
STOCKS
(Cost $2,995,000)		2,875,212

The accompanying notes are an integral part of these financial statements.

Balanced Fund

SCHEDULE OF INVESTMENTS at February 29, 2020 (Unaudited) (Continued)

Principal
Amount		Value
CORPORATE BONDS: 21.3%

Chemical Manufacturing: 0.2%
	HB Fuller Co., 4.000%,

$238,000	2/15/27	$236,982
	Kimberly-Clark
	Corp., 3.200%,

100,000	4/25/29	111,309
		348,291
Computer & Electronic
Products: 0.2%
	Hewlett-Packard Co., 3.750%,

321,000	12/1/20	324,797

Food Manufacturing: 6.2%
	Campbell Soup Co., 2.500%,

6,045,000	8/2/22	6,174,207
	Flowers
	Foods, Inc., 4.375%,

6,225,000	4/1/22	6,557,149
		12,731,356
Furniture Manufacturing: 0.5%
	Leggett &
	Platt, Inc.,
	3.400%, 8/15/22
970,000		1,002,551

General Merchandise
Stores: 0.3%
	Walmart, Inc., 3.400%,

640,000	6/26/23	684,116

Insurance Carriers &
Related Activities: 0.4%
	Reinsurance Group
	of America, Inc., 3.900%,

800,000	5/15/29	894,486

Merchant Wholesalers,
Durable Goods: 0.5%
	Hubbell, Inc., 3.500%,

1,045,000	2/15/28	1,139,394

Oil & Gas: 5.1%
	Phillips 66, 4.300%,

10,000,000	4/1/22	10,527,137

Professional, Scientific &
Technical Services: 7.4%
	Equifax, Inc., 3.300%,

4,995,000	12/15/22	5,223,025
	NortonLifeLock, Inc., 4.200%,

10,000,000	9/15/20	10,045,864
		15,268,889
Waste Management &
Remediation Services: 0.5%
	Waste Management,
	Inc., 3.200%,

1,055,000	6/15/26	1,145,128

TOTAL CORPORATE
BONDS
(Cost $42,471,350)		44,066,145

The accompanying notes are an integral part of these financial statements.

Balanced Fund

SCHEDULE OF INVESTMENTS at February 29, 2020 (Unaudited) (Continued)

Shares	Value
SHORT-TERM
INVESTMENTS: 4.0%

Money Market Funds: 4.0%
8,226,639	Invesco
Government &
Agency
Portfolio –
Institutional
Class, 1.493%[3]	$8,226,639
TOTAL SHORT-TERM
INVESTMENTS
(Cost $8,226,639)	8,226,639

INVESTMENTS PURCHASED
WITH CASH PROCEEDS
FROM SECURITIES
LENDING: 0.7%
Money Market Funds: 0.7%
1,494,795	First American
Government
Obligations
Fund – Class Z , 1.452%[3]
1,494,795

TOTAL INVESTMENTS
PURCHASED WITH
CASH PROCEEDS
FROM SECURITIES
LENDING
(Cost $1,494,795)	1,494,795

TOTAL INVESTMENTS
IN SECURITIES: 100.7%
(Cost $181,723,320)	208,178,449
Liabilities in Excess
of Other Assets: (0.7)%	(1,479,541)
TOTAL NET
ASSETS: 100.0%	$206,698,908

[1]	Non-income producing security.
[2]	This security or a portion of this security was out on loan as of February 29, 2020. Total loaned securities had a value of $1,402,112 or 0.7% of net assets.
[3]	Annualized seven-day effective yield as of February 29, 2020.

The accompanying notes are an integral part of these financial statements.

Equity Fund

SCHEDULE OF INVESTMENTS at February 29, 2020 (Unaudited)

Shares		Value
COMMON STOCKS: 84.4%

Amusement, Gambling &
Recreation Industries: 1.9%
63,500	OneSpaWorld
	Holdings Ltd.[2]	$775,970

Computer & Electronic
Product Manufacturing: 8.9%
91,690	ON Semiconductor
	Corp.[1]	1,710,935
5,470	Roper
	Technologies,
	Inc.	1,923,799
		3,634,734
Computer &
Electronic Products: 1.0%
7,560	Western
	Digital Corp.	420,034

Credit Intermediation: 16.7%
13,320	Euronet
	Worldwide, Inc.[1]	1,652,213
67,890	First Hawaiian, Inc.	1,625,966
128,190	Kearny Financial
	Corp.	1,398,553
11,790	Visa, Inc. –
	Class A	2,142,950
		6,819,682
Electrical Equipment &
Appliance Manufacturing: 1.3%
6,850	Axon
	Enterprise, Inc.[1]	529,984

Health Care Equipment
Manufacturing: 10.0%
13,460	STERIS PLC	2,135,025
5,740	Teleflex, Inc.	1,923,015
		4,058,040
Insurance Carriers &
Related Activities: 13.6%
28,930	eHealth, Inc.[1]	3,394,935
29,500	The Progressive
	Corp.	2,158,220
		5,553,155
Machinery: 2.1%
90,756	3D Systems
	Corp.[1]	831,325

Merchant Wholesalers &
Durable Goods: 3.9%
54,100	LKQ Corp.[1]	1,600,278

Miscellaneous
Manufacturing: 3.8%
10,400	ABIOMED, Inc.[1]	1,562,704

Nursing & Residential
Care Facilities: 3.9%
31,840	Eldorado
	Resorts, Inc.[1]	1,597,731

Professional, Scientific &
Technical Services: 3.1%
48,090	Ebix, Inc.	1,271,500

Real Estate: 3.8%
14,230	The Howard
	Hughes Corp.[1]	1,535,132

Sporting & Recreation
Goods: 5.3%
10,170	Pool Corp.	2,145,463

Transportation Equipment
Manufacturing: 5.1%
15,415	WABCO
	Holdings, Inc.[1]	2,082,567

TOTAL COMMON STOCKS
(Cost $30,328,582)		34,418,299

SHORT-TERM INVESTMENTS: 15.6%

Money Market Funds: 15.6%
6,356,905	Invesco
	Government &
	Agency
	Portfolio –
	Institutional
	Class, 1.493%[3]	6,356,905

TOTAL SHORT-TERM
INVESTMENTS
(Cost $6,356,905)		6,356,905

The accompanying notes are an integral part of these financial statements.

Equity Fund

SCHEDULE OF INVESTMENTS at February 29, 2020 (Unaudited) (Continued)

Shares	Value
INVESTMENTS PURCHASED
WITH CASH PROCEEDS
FROM SECURITIES
LENDING: 2.0%

Money Market Funds: 2.0%
817,245	First American
Government
Obligations
Fund – Class Z , 1.452%[3]
$817,245

TOTAL INVESTMENTS
PURCHASED WITH CASH
PROCEEDS FROM
SECURITIES LENDING
(Cost $817,245)	817,245

TOTAL INVESTMENTS
IN SECURITIES: 102.0%
(Cost $37,502,732)	41,592,449
Liabilities in Excess
of Other Assets: (2.0)%	(834,490)
TOTAL NET
ASSETS: 100.0%	$40,757,959

[1]	Non-income producing security.
[2]	This security or a portion of this security was out on loan as of February 29, 2020. Total loaned securities had a value of $768,210 or 1.9% of net assets.
[3]	Annualized seven-day effective yield as of February 29, 2020.

The accompanying notes are an integral part of these financial statements.

Villere Funds

STATEMENTS OF ASSETS AND LIABILITIES at February 29, 2020 (Unaudited)

	Balanced Fund	Equity Fund
ASSETS:
Investments in unaffiliated securities, at value[1]
(Cost $181,723,320 and $37,502,732, respectively)	$208,178,449	$41,592,449
Receivables:
Fund shares sold	15,407	21,550
Dividends and interest	717,619	39,828
Securities lending income, net	280	39
Prepaid expenses	10,917	6,504
Total assets	208,922,672	41,660,370

LIABILITIES:
Payables:
Collateral received for securities loaned	1,494,795	817,245
Investment securities purchased	163,853	—
Fund shares redeemed	278,735	—
Investment advisory fees	133,412	26,545
Transfer agent fees	61,606	5,658
Audit fees	33,070	33,069
Administration fees	30,795	5,337
Fund accounting fees	5,603	5,291
Trustee fees	3,494	1,953
Custody fees	2,215	1,068
Chief Compliance Officer fees	2,044	2,044
Other accrued expenses	14,142	4,201
Total liabilities	2,223,764	902,411
NET ASSETS	$206,698,908	$40,757,959

COMPONENTS OF NET ASSETS:
Paid-in capital	$182,378,490	$36,243,819
Total distributable earnings	24,320,418	4,514,140
Net assets	$206,698,908	$40,757,959
[1] Includes loaned securities with a market value of	$1,402,112	$768,210

Net Assets	$206,698,908	$40,757,959
Shares (unlimited number of shares
authorized without par value)	9,283,124	3,452,370
Net assets value, offering, and redemption price per share	$22.27	$11.81

The accompanying notes are an integral part of these financial statements.

Villere Funds

STATEMENTS OF OPERATIONS For the Six Months Ended February 29, 2020 (Unaudited)

	Balanced Fund	Equity Fund
INVESTMENT INCOME
Dividends	$1,037,890	$191,347
Interest	907,399	63,690
Income from securities lending, net	7,540	369
Total investment income	1,952,829	255,406

EXPENSES
Investment advisory fees	836,328	157,201
Administration fees	86,684	15,967
Sub-transfer agent fees	63,367	3,319
Fund accounting fees	17,068	16,111
Miscellaneous expense	16,763	5,023
Registration fees	11,693	10,569
Transfer agent fees	11,634	9,740
Audit fees	10,970	10,970
Reports to shareholders	9,526	1,892
Trustee fees	7,865	6,307
Custody fees	5,463	2,672
Chief Compliance Officer fees	5,433	5,433
Legal fees	3,618	3,370
Insurance expense	1,636	1,321
Total expenses	1,088,048	249,895
Net investment income (loss)	864,781	5,511

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investments	2,191,511	601,654
Change in net unrealized appreciation/depreciation
on investments	1,031,697	(132,554)
Net realized and unrealized gain (loss) on investments	3,223,208	469,100
Net increase in net assets resulting from operations	$4,087,989	$474,611

The accompanying notes are an integral part of these financial statements.

Balanced Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended
	February 29, 2020	Year Ended
	(Unaudited)	August 31, 2019
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income (loss)	$864,781	$2,185,150
Net realized gain (loss) on investments	2,191,511	779,311
Change in net unrealized appreciation/depreciation
on investments	1,031,697	(23,259,117)
Net increase (decrease) in net assets
resulting from operations	4,087,989	(20,294,656)

DISTRIBUTIONS TO SHAREHOLDERS
Net distributions to shareholders	(1,629,240)	(14,885,629)

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from
net change in outstanding shares[1]	(18,831,807)	(41,370,184)
Total decrease in net assets	(16,373,058)	(76,550,469)

NET ASSETS
Beginning of period/year	$223,071,966	$299,622,435
End of period/year	$206,698,908	$223,071,966

[1]	Summary of capital share transactions is as follows:

	Six Months Ended
	February 29, 2020		Year Ended
	(Unaudited)		August 31, 2019
	Shares	Value	Shares	Value
Shares sold	110,858	$2,593,003	550,613	$12,598,930
Shares issued in
reinvestment of
distributions	68,010	1,591,441	752,783	14,619,032
Shares redeemed	(996,725)	(23,016,251)	(3,083,750)	(68,588,146)
Net decrease	(817,857)	$(18,831,807)	(1,780,354)	$(41,370,184)

The accompanying notes are an integral part of these financial statements.

Equity Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended
	February 29, 2020	Year Ended
	(Unaudited)	August 31, 2019
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income (loss)	$5,511	$73,863
Net realized gain (loss) on investments	601,654	693,175
Change in net unrealized appreciation/depreciation
on investments	(132,554)	(4,582,531)
Net increase (decrease) in net assets
resulting from operations	474,611	(3,815,493)

DISTRIBUTIONS TO SHAREHOLDERS
Net distributions to shareholders	(73,863)	(113,043)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived
from net change in outstanding shares[1]	579,568	1,629,480
Total increase (decrease) in net assets	980,316	(2,299,056)

NET ASSETS
Beginning of period/year	$39,777,643	$42,076,699
End of period/year	$40,757,959	$39,777,643

[1]	Summary of capital share transactions is as follows:

	Six Months Ended
	February 29, 2020		Year Ended
	(Unaudited)		August 31, 2019
	Shares	Value	Shares	Value
Shares sold	118,058	$1,485,283	444,746	$5,028,194
Shares issued in
reinvestment of
distributions	5,830	73,282	11,028	111,935
Shares redeemed	(80,889)	(978,997)	(310,242)	(3,510,649)
Net increase	42,999	$579,568	145,532	$1,629,480

The accompanying notes are an integral part of these financial statements.

Balanced Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each period/year

	Six Months
	Ended
	February 29,
	2020	Year Ended August 31,
	(Unaudited)	2019	2018	2017	2016	2015
Net asset value,
beginning of period/year	$22.08	$25.22	$21.40	$20.67	$23.12	$26.67

INCOME FROM INVESTMENT OPERATIONS:
Net investment
income (loss)[1]	0.09	0.20	0.20	0.10	0.19	0.23
Net realized and unrealized
gain (loss) on investments	0.27	(1.95)	3.77	0.81	0.11	(2.40)
Total from
investment operations	0.36	(1.75)	3.97	0.91	0.30	(2.17)

LESS DISTRIBUTIONS:
From net
investment income	(0.17)	(0.24)	(0.15)	(0.18)	(0.20)	(0.30)
From net realized gain	—	(1.15)	—	—	(2.55)	(1.08)
Total distributions	(0.17)	(1.39)	(0.15)	(0.18)	(2.75)	(1.38)
Net asset value,
end of period/year	$22.27	$22.08	$25.22	$21.40	$20.67	$23.12

Total return	1.60%[2]	(6.20)%	18.67%	4.45%	2.50%	(8.19)%

SUPPLEMENTAL DATA:
Net assets, end of
period/year (millions)	$206.7	$223.1	$299.6	$295.2	$395.4	$670.2

Portfolio turnover rate	10%[2]	21%	23%	18%	14%	15%

RATIOS OF EXPENSES TO AVERAGE NET ASSETS:
Expenses to average
net assets	0.97%[3]	0.98%	0.96%	0.93%	0.97%	0.88%
Net investment gain to
average net assets	0.77%[3]	0.89%	0.85%	0.50%	0.93%	0.70%

[1]	Calculated based on average shares outstanding during the period.
[2]	Not annualized.
[3]	Annualized.

The accompanying notes are an integral part of these financial statements.

Equity Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each period/year

	Six Months
	Ended
	February 29,
	2020	Year Ended August 31,
	(Unaudited)	2019	2018	2017	2016	2015
Net asset value,
beginning of period/year	$11.67	$12.89	$10.43	$10.29	$10.40	$11.85

INCOME FROM INVESTMENT OPERATIONS:
Net investment
income (loss)[1]	0.00 [2]	0.02	0.01	(0.04)	0.01	(0.03)
Net realized and unrealized
gain (loss) on investments	0.16	(1.21)	2.45	0.19	0.04	(1.23)
Total from
investment operations	0.16	(1.19)	2.46	0.15	0.05	(1.26)
Paid-in capital from
redemption fees	—	—	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]

LESS DISTRIBUTIONS:
From net
investment income	(0.02)	—	—	(0.01)	—	—
From net realized gain	—	(0.03)	—	—	(0.16)	(0.19)
Total distributions	(0.02)	(0.03)	—	(0.01)	(0.16)	(0.19)
Net asset value,
end of period/year	$11.81	$11.67	$12.89	$10.43	$10.29	$10.40

Total return	1.37%[3]	(9.16)%	23.59%	1.47%	0.68%	(10.62)%

SUPPLEMENTAL DATA:
Net assets, end of
period/year (millions)	$40.8	$39.8	$42.1	$36.5	$37.3	$38.2

Portfolio turnover rate	11%[3]	36%	24%	25%	32%	32%

RATIOS OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived/
recouped and expenses
absorbed/recouped	1.19%[4]	1.23%	1.22%	1.24%	1.24%	1.10%
After fees waived/
recouped and expenses
absorbed/recouped	1.19%[4]	1.23%	1.22%	1.24%	1.24%	1.16%

RATIOS OF INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS:
Before fees waived/
recouped and expenses
absorbed/recouped	0.03%[4]	0.19%	0.07%	(0.41)%	0.15%	(0.15)%
After fees waived/
recouped and expenses
absorbed/recouped	0.03%[4]	0.19%	0.07%	(0.41)%	0.15%	(0.21)%

[1]	Calculated based on average shares outstanding during the period.
[2]	Does not round to $0.01 or $(0.01), as applicable.
[3]	Not annualized.
[4]	Annualized.

The accompanying notes are an integral part of these financial statements.

Villere Funds

NOTES TO FINANCIAL STATEMENTS February 29, 2020 (Unaudited)

NOTE 1 – ORGANIZATION

The Balanced Fund and the Equity Fund are each a diversified series of shares of beneficial interest of Professionally Managed Portfolios (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company. Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies”. The Balanced Fund commenced operations on September 30, 1999. The Equity Fund commenced operations on May 31, 2013.

The investment objective of the Balanced Fund is to seek long-term capital growth consistent with preservation of capital and balanced by current income. The investment objective of the Equity Fund is to achieve long-term growth.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

A.
Security Valuation. All equity securities, which may include Real Estate Investment Trusts (“REITs”), Business Development Companies (“BDCs”) and Master Limited Partnerships (“MLPs”), that are traded on U.S. or foreign national securities exchanges are valued either at the last reported sale price on the exchange on which the security is principally traded or the exchange’s official closing price, if applicable. If, on a particular day, an exchange-traded security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities, which may include REITs, BDCs and MLPs, that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used.

Debt securities are valued by using the evaluated mean prices supplied by an approved independent pricing service. The independent pricing service may use various valuation methodologies including matrix pricing and other analytical pricing models as well

Villere Funds

NOTES TO FINANCIAL STATEMENTS February 29, 2020 (Unaudited) (Continued)

as market transactions and dealer quotations. These models generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. In the absence of a price from a pricing service, securities are valued at their respective fair values as determined in good faith by the Valuation Committee.

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Trust’s Valuation Committee. When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Board of Trustees (“Board”). Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value. Different funds could reasonably arrive at different values for the same security. The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations.

As described above, the Funds utilize various methods to measure the fair value of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet

Villere Funds

NOTES TO FINANCIAL STATEMENTS February 29, 2020 (Unaudited) (Continued)

established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurements fall in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Funds’ investments as of February 29, 2020. See the Schedules of Investments for industry breakouts.

Balanced Fund

	Level 1	Level 2	Level 3	Total
Common Stocks	$151,515,658	$—	$—	$151,515,658
Preferred Stock	2,875,212	—	—	2,875,212
Corporate Bonds	—	44,066,145	—	44,066,145
Short-Term
Investments	8,226,639	—	—	8,226,639
Investments
Purchased with Cash
Proceeds from
Securities Lending	1,494,795	—	—	1,494,795
Total Investments
in Securities	$164,112,304	$44,066,145	$—	$208,178,449

Equity Fund
	Level 1	Level 2	Level 3	Total
Common Stocks	$34,418,299	$—	$—	$34,418,299
Short-Term
Investments	6,356,905	—	—	6,356,905
Investments
Purchased with Cash
Proceeds from
Securities Lending	817,245	—	—	817,245
Total Investments
in Securities	$41,592,449	$—	$—	$41,592,449

Villere Funds

NOTES TO FINANCIAL STATEMENTS February 29, 2020 (Unaudited) (Continued)

B.
Federal Income Taxes. Each Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, each Fund intends to declare dividends in each calendar year of at least 98.0% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of each Fund’s next taxable year. For the fiscal year ended August 31, 2019, the Funds had no capital loss carryovers available for federal income tax purposes.

As of February 29, 2020, the Funds did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority. Generally, tax authorities can examine all the tax returns filed for the last three years. The Funds identify major tax jurisdiction as U.S. Federal and the Commonwealth of Massachusetts. As of February 29, 2020, the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially.

C.
Securities Transactions and Investment Income. Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method. Dividend income is recorded on the ex-dividend date. Interest income and securities lending income are recorded on an accrual basis. Other non-cash dividends are recognized as investment income at the fair value of the property received. Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.

D.	Distributions to Shareholders. Distributions to shareholders from net investment income and net realized gains on securities for each Fund

Villere Funds

NOTES TO FINANCIAL STATEMENTS February 29, 2020 (Unaudited) (Continued)

normally are declared and paid on an annual basis. Distributions are recorded on the ex-dividend date.

E.
Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenue and expenses during the reporting period. Actual results could differ from those estimates.

F.
Share Valuation. The net asset value (“NAV”) per share of the Funds are calculated by dividing the sum of the value of the securities held by each Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for each Fund, rounded to the nearest cent. Each Fund’s shares will not be priced on the days on which the New York Stock Exchange is closed for trading. The offering and redemption price per share for each Fund is equal to each Fund’s NAV per share. The Equity Fund charges a 2.00% redemption fee on shares held less than 60 calendar days. This fee is deducted from the redemption proceeds otherwise payable to the shareholder. The Equity Fund retains the fee charged as paid-in capital and such fees become part of the Fund’s daily NAV calculation.

G.
Guarantees and Indemnifications. In the normal course of business, each Fund enters into contracts with service providers that contain general indemnification clauses. Each Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

H.
Illiquid Securities. Pursuant to Rule 22e-4 under the 1940 Act, the Funds have adopted a Board approved Liquidity Risk management Program (“LRMP”) that requires, among other things, that the Funds limit their illiquid investments that are assets to no more than 15% of net assets. An illiquid investment is any security which may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. If at any time St. Denis J. Villere & Co., LLC (the “Advisor”) determines that the value of illiquid investments held by the Funds exceeds 15% of each Funds’ net asset value, the Advisor will take such steps as it considers appropriate to reduce them as soon as reasonably practicable in accordance with the Funds’ written LRMP.

Villere Funds

NOTES TO FINANCIAL STATEMENTS February 29, 2020 (Unaudited) (Continued)

I.
Recently Issued Accounting Pronouncement. In August 2018, the FASB issued ASU No. 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement, which changes the fair value measurement disclosure requirements of Topic 820. The amendments in ASU No. 2018-13 are the result of a broader disclosure project called FASB Concept Statement, Conceptual Framework for Financial Reporting—Chapter 8: Notes to financial Statements. The objective and primary focus of the project are to improve the effectiveness of disclosures in the notes to financial statements by facilitating clear communication of the information required by U.S. GAAP that is most important to users of the financial statements. ASU No. 2018-13 is effective for all entities for fiscal years beginning after December 15, 2019, including interim periods therein. Early adoption is permitted for any eliminated or modified disclosures upon issuance of ASU No. 2018-13. Management has chosen to early adopt the eliminated or modified disclosures.

J.
Subsequent Events. In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.  Effective March 31, 2020, Foreside Financial Group, LLC (“Foreside”) acquired Quasar Distributors, LLC (“Quasar”), the Funds’ distributor, from U.S. Bancorp. As a result of the acquisition, Quasar became a wholly-owned broker-dealer subsidiary of Foreside and is no longer affiliated with U.S. Bancorp. The Board of Trustees of the Funds has approved a new Distribution Agreement to enable Quasar to continue serving as the Funds’ distributor.

The recent global outbreak of COVID-19 has disrupted economic markets and the prolonged economic impact is uncertain. The operational and financial performance of the issuers of securities in which the Funds invest depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn impact the value of the Funds’ investments.

NOTE 3 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

St. Denis J. Villere & Company, LLC (the “Adviser”) provides the Funds with investment management services under an Investment Advisory Agreement (the “Advisory Agreement”) for each Fund. Under each Advisory Agreement, the Adviser furnishes all investment advice, office space, and certain administrative services, and provides most of the personnel needed by

Villere Funds

NOTES TO FINANCIAL STATEMENTS February 29, 2020 (Unaudited) (Continued)

the Funds. As compensation for its services, the Adviser is entitled to receive a monthly fee at the annual rate of 0.75% for the Balanced Fund and Equity Fund based upon the average daily net assets of each Fund. For the six months ended February 29, 2020, the advisory fees incurred by the Funds are disclosed in the Statements of Operations. The investment advisory fees incurred are paid monthly to the Adviser, net of any monthly waiver or reimbursement discussed below.

The Adviser has contractually agreed to limit the annual ratio of expenses (Expense Caps) to 0.99% and 1.25% of each Fund’s average daily net assets for the Balanced Fund and Equity Fund, respectively. The Operating Expense Limitation Agreement has an indefinite term and may be terminated at any time, and without payment of any penalty, by the Board of Trustees of the Trust, on behalf of the Fund, upon sixty days written notice to the Adviser. The Adviser is permitted to be reimbursed for fee reductions and/or expense payments made in the prior three years from the date the fees were waived and/or expenses were paid. The Funds must pay their current ordinary operating expenses before the Adviser is entitled to any reimbursements of fees and/or expenses. Any such reimbursement is subject to the Board’s review and approval. This reimbursement may be requested by the Adviser if the aggregate amount actually paid by the Funds toward operating expenses for such period (taking into account any reimbursement) does not exceed the lesser of the Expense Caps in place at the time of waiver or at the time of reimbursement. Each of the Funds’ operated at or below the current Expense Caps. Accordingly, for the six months ended February 29, 2020, the Adviser did not waive any fees or reimburse expenses. Any amount due from the Adviser is paid monthly to the Funds, if applicable.

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”), serves as the Funds’ administrator, fund accountant, and transfer agent. In those capacities, Fund Services maintains the Funds’ books and records, calculates each Fund’s NAV, prepares various federal and state regulatory filings, coordinates the payment of the Funds’ expenses, reviews expense accruals, and prepares materials supplied to the Board of Trustees. The officers of the Trust and the Chief Compliance Officer are also employees of Fund Services. Fees paid by each Fund to Fund Services for these services for the six months ended February 29, 2020 are disclosed in the Statements of Operations.

Quasar Distributors, LLC (the “Distributor”) acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares. U.S. Bank N.A. serves as the Funds’ custodian. U.S. Bank N.A. is an affiliate of Fund Services.

Villere Funds

NOTES TO FINANCIAL STATEMENTS February 29, 2020 (Unaudited) (Continued)

The Funds have entered into Sub-Transfer Agent Arrangements (the “Arrangements”). All Arrangements must be approved by the Board of Trustees. For the six months ended February 29, 2020, the Sub-Transfer Agent Fees and Transfer Agent Fees incurred by the Funds are disclosed in the Statements of Operations.

NOTE 4 – SECURITIES LENDING

The Funds may lend up to 33 1/3% of the securities in each of its portfolios to brokers, dealers and financial institutions (but not individuals) under terms of participation in a securities lending program administered by U.S. Bank N.A. The securities lending agreement requires that loans are collateralized at all times in an amount equal to at least 100% of the market value of any loaned securities at the time of the loan, plus accrued interest.

The Funds receive compensation in the form of fees and earn interest on the cash collateral. The amount of fees depends on a number of factors, including the type of security and length of the loan. The Funds continue to receive interest payments or dividends on the securities loaned during the borrowing period. The Funds have the right under the terms of the securities lending agreement to recall the securities from the borrower on demand.

As of February 29, 2020, the Funds had loaned securities that were collateralized by cash equivalents. The cash collateral is invested by U.S. Bank N.A. in accordance with approved investment guidelines. Those guidelines require the cash collateral to be invested in readily marketable, high quality, short-term obligations; however, such investments are subject to risk of payment delays or default on the part of the issuer or counterparty or otherwise may not generate sufficient interest to support the costs associated with securities lending. The Funds could also experience delays in recovering its securities and possible loss of income or value if the borrower fails to return the borrowed securities, although the Funds are indemnified from this risk by contract with the securities lending agent.

As of February 29, 2020, the market value of the securities on loan and payable on collateral received for securities lending were as follows:

	Market Value of	Payable on
	Securities on Loan	Collateral Received
Balanced Fund	$1,402,112	$1,494,795
Equity Fund	768,210	817,245

Villere Funds

NOTES TO FINANCIAL STATEMENTS February 29, 2020 (Unaudited) (Continued)

Offsetting Assets and Liabilities. The Funds may be subject to netting arrangements, which govern the terms of certain transactions with counterparties. The arrangements allow the Funds to close out and net their total exposure to a counterparty in the event of a default with respect to all transactions governed under a single agreement with a counterparty. The following is a summary of the transactions subject to netting as of February 29, 2020:

			Gross	Net	Gross Amounts Not
			Amounts	Amounts	Offset in the Statements
			Offset	Presented	of Assets & Liabilities
			in the	in the
			Statements	Statements		Cash
		Gross	of Assets &	of Assets &	Financial	Collateral	Net
		Amounts	Liabilities	Liabilities	Instruments	(Received)	Amount
Balanced	Collateral
Fund	received for
securities
	loaned	$1,494,795	$—	$1,494,795	$1,494,795	$—	$—
Equity	Collateral
Fund	received for
securities
	loaned	$817,245	$—	$817,245	$817,245	$—	$—

The Funds receive cash as collateral in return for securities lent as part of the securities lending program. The collateral is invested in the First American Government Obligations Fund – Class Z (a money market fund subject to Rule 2a-7 under the 1940 Act). The Schedules of Investments for the Funds include the particular cash collateral holding as of February 29, 2020. The remaining contractual maturity of all securities lending transactions is overnight and continuous.

The fee and interest income earned by the Funds on investments of cash collateral received from borrowers for the securities loaned to them are reflected in the Funds’ Statements of Operations.

NOTE 5 – PURCHASES AND SALES OF SECURITIES

For the six months ended February 29, 2020, the cost of purchases and proceeds from the sales and maturities of securities, excluding short-term investments were as follows:

	Purchases	Sales
Balanced Fund	$19,924,055	$28,208,545
Equity Fund	5,178,865	3,655,734

For the six months ended February 29, 2020, there were no purchases or sales of U.S. Government obligations in the Funds.

Villere Funds

NOTES TO FINANCIAL STATEMENTS February 29, 2020 (Unaudited) (Continued)

NOTE 6 – DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the six months ended February 29, 2020 (estimated) and the year ended August 31, 2019 for the Funds were as follows:

Balanced Fund
	February 29, 2020	August 31, 2019
Distributions paid from:
Ordinary income	$1,629,240	$2,527,029
Long-term capital gain	—	12,358,600
	$1,629,240	$14,885,629

Equity Fund
	February 29, 2020	August 31, 2019
Distributions paid from:
Ordinary income	$73,863	$—
Long-term capital gain	—	113,043
	$73,863	$113,043

As of fiscal year end August 31, 2019, the components of accumulated earnings/(losses) on a tax basis were as follows:

Balanced Fund

Cost of investments	$206,950,822
Gross tax unrealized appreciation	44,480,457
Gross tax unrealized depreciation	(19,057,025)
Gross tax unrealized appreciation	25,423,432
Undistributed ordinary income	1,274,861
Undistributed long-term capital gain	—
Total distributable earnings	1,274,861
Other accumulated losses	(4,836,624)
Total accumulated gains	$21,861,669

Villere Funds

NOTES TO FINANCIAL STATEMENTS February 29, 2020 (Unaudited) (Continued)

Equity Fund

Cost of investments	$37,114,578
Gross tax unrealized appreciation	8,422,552
Gross tax unrealized depreciation	(4,200,281)
Gross tax unrealized appreciation	4,222,271
Undistributed ordinary income	73,863
Undistributed long-term capital gain	—
Total distributable earnings	73,863
Other accumulated losses	(182,742)
Total accumulated gains	$4,113,392

Under tax law, net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of each Fund’s next taxable year. At fiscal year end August 31, 2019, the Funds deferred, on a tax basis, qualified late year losses, consisting of the following:

	Post-October	Ordinary Late
	Losses	Year Losses
Balanced Fund	$4,836,624	$—
Equity Fund	182,741	—

NOTE 7 – CREDIT FACILITY

U.S. Bank N.A. has made available to the Funds credit facilities pursuant to separate Loan and Security Agreements for temporary or extraordinary purposes. Interest expense for the six months ended February 29, 2020 is disclosed in the Statements of Operations, if applicable. Credit facility activity for the six months ended February 29, 2020 was as follows:

	Balanced Fund	Equity Fund
Maximum available credit	$35,000,000	$2,500,000
Largest amount outstanding
on an individual day	—	—
Average daily loan outstanding	—	—
Credit facility outstanding as
of February 29, 2020	—	—
Average interest rate when in use	—	—

Villere Funds

EXPENSE EXAMPLES For the Six Months Ended February 29, 2020 (Unaudited)

As a shareholder of the Funds you incur two types of costs: (1) transaction costs and (2) ongoing costs, including investment advisory fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (9/1/19 – 2/29/20).

Actual Expenses

The first line of the following tables provide information about actual account values based on actual returns and actual expenses. Although the Funds charge no sales load, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services, the Funds’ transfer agent. If you request a redemption be made by wire transfer, the Funds’ transfer agent currently charges a $15.00 fee. You will be charged a redemption fee equal to 2% of the net amount of the redemption if you redeem shares within 60 calendar days after you purchase them for the Equity Fund. In addition to the Funds’ expenses, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds of other investment companies in which the Funds have shares. Actual expenses of the underlying funds may vary. These expenses are not included in the following examples. The following examples include, but are not limited to, investment advisory fees, fund accounting fees, administration fees, custody fees and transfer agent fees. However, the following examples do not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following tables include information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values

Villere Funds

EXPENSE EXAMPLES For the Six Months Ended February 29, 2020 (Unaudited) (Continued)

and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the tables are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Balanced Fund

	Beginning	Ending	Expenses Paid
	Account	Account	During the Period
	Value 9/1/19	Value 2/29/20	9/1/19 – 2/29/20[1]
Actual	$1,000.00	$1,016.00	$4.86
Hypothetical (5%
return before expenses)	1,000.00	1,020.04	4.87

[1]
Expenses are equal to the Balanced Fund’s annualized expense ratio for the most recent six-month period of 0.97% multiplied by the average account value over the period multiplied by 182/366 (to reflect the one-half year period).

Equity Fund

	Beginning	Ending	Expenses Paid
	Account	Account	During the Period
	Value 9/1/19	Value 2/29/20	9/1/19 – 2/29/20[2]
Actual	$1,000.00	$1,013.70	$5.96
Hypothetical (5%
return before expenses)	1,000.00	1,018.95	5.97

[2]
Expenses are equal to the Equity Fund’s annualized expense ratio for the most recent six-month period of 1.19% multiplied by the average account value over the period multiplied by 182/366 (to reflect the one-half year period).

Villere Funds

INFORMATION ABOUT PROXY VOTING (Unaudited)

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request without charge, by calling (866) 209-1129 or by accessing the Funds’ web site at www.villere.com. Furthermore, you can obtain the description on the SEC’s web site at www.sec.gov.

Information regarding how the Funds vote proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling (866) 209-1129. Furthermore, you can obtain the Funds’ proxy voting records on the SEC’s web site at www.sec.gov.

INFORMATION ABOUT THE PORTFOLIO HOLDINGS (Unaudited)

The Funds file their complete schedule of portfolio holdings for its first and third fiscal quarters with the SEC on Form N-Q. Each Fund’s Form N-Q is available without charge, upon request, by calling toll-free at (866) 209-1129. Furthermore, you can obtain the Form N-Q on the SEC’s website at www.sec.gov.

Beginning June 1, 2020, monthly portfolio disclosures will be filed quarterly with the SEC on Form N-PORT, with quarter-end disclosures being made public 60 days after the end of each fiscal quarter. These reports are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov. In addition, each Fund discloses its complete portfolio holdings on the Funds’ website at www.villere.com generally within ten business days after the month-end.

INFORMATION ABOUT HOUSEHOLDING (Unaudited)

To reduce expenses, we may mail only one copy of each Fund’s prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at (866) 209-1129 (or contact your financial institution). We will begin sending you individual copies thirty days after receiving your request.

INFORMATION ABOUT THE FUNDS’ TRUSTEES (Unaudited)

The Statement of Additional Information (“SAI”) includes additional information about the Funds’ Trustees and is available without charge, upon request, by calling (866) 209-1129. Furthermore, you can obtain the SAI on the SEC’s web site at www.sec.gov or the Funds’ web site at www.villere.com.

(This Page Intentionally Left Blank.)

Villere Funds

PRIVACY NOTICE

The Funds collect non-public information about you from the following sources:

• Information we receive about you on applications or other forms;

• Information you give us orally; and

• Information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Funds. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility. We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

Adviser
St. Denis J. Villere & Company, LLC
601 Poydras Street, Suite 1808
New Orleans, LA 70130-6308

Distributor
Quasar Distributors, LLC
111 E. Kilbourn Avenue, Suite 1250
Milwaukee, WI 53202

Custodian
U.S. Bank N.A.
Custody Operations
1555 N. RiverCenter Drive, Suite 302
Milwaukee, WI 53212

Transfer Agent, Fund Accountant and Fund Administrator
U.S. Bancorp Fund Services, LLC
615 E. Michigan Street
Milwaukee, WI 53202
(866) 209-1129

Independent Registered Public Accounting Firm
Tait, Weller & Baker, LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, PA 19102

Legal Counsel
Sullivan & Worcester, LLP
1633 Broadway, 32nd Floor
New York, NY 10019

Villere Balanced Fund
Symbol – VILLX
CUSIP – 742935539

Villere Equity Fund
Symbol – VLEQX
CUSIP – 74316J391

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s Principal Executive Officer and Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to previous Form N-CSR filing.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Professionally Managed Portfolios

By (Signature and Title)      /s/Elaine E. Richards
Elaine E. Richards, President/Principal Executive Officer

Date    May 7, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)      /s/Elaine E. Richards
Elaine E. Richards, President/Principal Executive Officer

Date    May 7, 2020

By (Signature and Title)      /s/Aaron J. Perkovich
Aaron J. Perkovich, Treasurer/Principal Financial Officer

Date    May 7, 2020

* Print the name and title of each signing officer under his or her signature.